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                                                                   Exhibit 99.1
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                        CERTIFICATION OF PERIODIC REPORT

Each of the undersigned, in his capacity as an officer of The Princeton Review, Inc. (the "Company"), hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

         (1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002                 By:      /s/ John S. Katzman
                                           ------------------------------------
                                           Name:  John S. Katzman
                                           Title:  Chief Executive Officer



Date: November 13, 2002                 By:      /s/ Stephen Melvin
                                           ------------------------------------
                                           Name:  Stephen Melvin
                                           Title:  Chief Financial Officer